      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 8, 1999
                                                     Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          -----------------------------

                             ASPEN TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

              DELAWARE                                      04-2739697
   (State or Other Jurisdiction of                       (I.R.S. Employer
    Incorporation or Organization)                      Identification No.)

                 TEN CANAL PARK, CAMBRIDGE, MASSACHUSETTS 02141
               (Address of Principal Executive Offices) (Zip Code)

                          -----------------------------

                  ASPEN TECHNOLOGY, INC. 1995 STOCK OPTION PLAN
                            (Full Title of the Plan)

                                LAWRENCE B. EVANS
                       CHAIRMAN OF THE BOARD OF DIRECTORS
                           AND CHIEF EXECUTIVE OFFICER
                             ASPEN TECHNOLOGY, INC.
                                 TEN CANAL PARK
                         CAMBRIDGE, MASSACHUSETTS 02141
                     (Name and Address of Agent for Service)

                                 (617) 949-1000
          (Telephone Number, Including Area Code, of Agent For Service)

                                 With copies to:

          Stephen J. Doyle, Esq.                     Mark L. Johnson, Esq.
    Vice President and General Counsel              Foley, Hoag & Eliot LLP
          Aspen Technology, Inc.                    One Post Office Square
              Ten Canal Park                      Boston, Massachusetts 02109
      Cambridge, Massachusetts 02141

                          -----------------------------

                                        CALCULATION OF REGISTRATION FEE
======================================================================================================================
                                                                                         PROPOSED
                                                                  PROPOSED                MAXIMUM          AMOUNT OF
     TITLE OF SECURITIES                    AMOUNT            MAXIMUM OFFERING           AGGREGATE        REGISTRATION
      TO BE REGISTERED                 TO BE REGISTERED     PRICE PER SHARE(2)(3)     OFFERING PRICE(2)       FEE
----------------------------------------------------------------------------------------------------------------------
Common stock, $.10 par value(1)....    2,255,608 shares            $9.03                 $20,370,960         $5,664
----------------------------------------------------------------------------------------------------------------------
(1)      Each share of common stock will be accompanied by one right to purchase series A participating cumulative preferred stock of the registrant.
(2)      Estimated solely for the purpose of determining the registration fee.
(3)      In accordance with Rules 457(c) and 457(h) under the Securities Act of 1933, the calculation is based on the average of the high and low sale prices of the common stock as reported in the consolidated reporting system of the Nasdaq National Market on June 2, 1999.
======================================================================================================================

     This Registration Statement covers 2,255,608 shares of our common stock issuable pursuant to our 1995 Stock Option Plan. These shares are in addition to the 1,284,685 shares of common stock registered pursuant to the Registration Statement on Form S-8, File No. 333-11651, we filed with the Securities and Exchange Commission on September 9, 1996.

     The contents of our Registration Statement on Form S-8, File No. 333-11651, are incorporated herein by reference.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS.

     Exhibit
     No.            Description
     -------        -----------

     4.1(1)         Certificate of Incorporation of Aspen Technology, Inc.

     4.2(1)         By-Laws of Aspen Technology, Inc.

     4.3(2) Specimen certificate for shares of common stock, $.10 par value, of Aspen Technology, Inc.

     4.4(3) Rights Agreement dated as of October 9, 1997, between Aspen Technology, Inc. and American Stock Transfer and Trust Company, as Rights Agent

     4.5(3) Specimen certificate representing Rights to Purchase Series A Participating Cumulative Preferred Stock of Aspen Technology, Inc. (included as Exhibit B to the Rights Agreement referenced in Exhibit 4.4)

     4.6(4)         Aspen Technology, Inc. 1995 Stock Option Plan

     5.1            Opinion of Foley, Hoag & Eliot LLP

     23.1           Consent of Arthur Andersen LLP

     23.2           Consent of Foley, Hoag & Eliot LLP (included in Exhibit 5.1)

     24.1           Power of Attorney (contained on the signature page)

--------------

(1) Previously filed as an exhibit to our Current Report on Form 8-K dated March 12, 1998 (filed on March 27, 1998), and incorporated herein by reference.
(2) Previously filed as an exhibit to our Registration Statement on Form 8-A (filed on September 13, 1994, as amended by Amendment No. 1 thereto (filed on June 12, 1998), and incorporated herein by reference.
(3) Previously filed as an exhibit to our Registration Statement on Form 8-A (filed on October 10, 1997), as amended by Amendment No. 1 thereto (filed on June 12, 1998), and incorporated herein by reference.
(4) Previously filed as an exhibit to our Registration Statement on Form S-8 (Registration No. 333-11651) filed on September 9, 1996, and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Commonwealth of Massachusetts, as of June 4, 1999.

                                        ASPEN TECHNOLOGY, INC.

                                        By   /s/ LAWRENCE B. EVANS
                                          ----------------------------------
                                                 LAWRENCE B. EVANS
                                               Chairman of the Board
                                             and Chief Executive Officer



                                POWER OF ATTORNEY

We, the undersigned officers and directors of Aspen Technology, Inc., hereby severally constitute and appoint Lawrence B. Evans, Lisa W. Zappala and Stephen
J. Doyle, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable Aspen Technology, Inc. to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated as of June 4, 1999.

                            SIGNATURE                            TITLE
                            ---------                            -----
        /s/ LAWRENCE B. EVANS                Chairman of the Board and Chief Executive Officer
---------------------------------------      (Principal Executive Officer)
            LAWRENCE B. EVANS



         /s/ LISA W. ZAPPALA                 Chief Financial Officer
---------------------------------------      (Principal Financial and Accounting Officer)
             LISA W. ZAPPALA



        /s/ JOSEPH F. BOSTON                 Director
---------------------------------------
            JOSEPH F. BOSTON



      /s/ GRESHAM T. BREBACH, JR.            Director
---------------------------------------
          GRESHAM T. BREBACH, JR.



        /s/ DOUGLAS R. BROWN                 Director
---------------------------------------
            DOUGLAS R. BROWN



         /s/ JOAN C. MCARDLE                 Director
---------------------------------------
             JOAN C. MCARDLE



           /s/ ALISON ROSS                   Director
---------------------------------------
               ALISON ROSS

                                  EXHIBIT INDEX
                                  -------------

     Exhibit
     No.            Description
     -------        -----------

     4.1(1)         Certificate of Incorporation of Aspen Technology, Inc.

     4.2(1)         By-Laws of Aspen Technology, Inc.

     4.3(2) Specimen certificate for shares of common stock, $.10 par value, of Aspen Technology, Inc.

     4.4(3) Rights Agreement dated as of October 9, 1997, between Aspen Technology, Inc. and American Stock Transfer and Trust Company, as Rights Agent

     4.5(3) Specimen certificate representing Rights to Purchase Series A Participating Cumulative Preferred Stock of Aspen Technology, Inc. (included as Exhibit B to the Rights Agreement referenced in Exhibit 4.4)

     4.6(4)         Aspen Technology, Inc. 1995 Stock Option Plan

     5.1            Opinion of Foley, Hoag & Eliot LLP

     23.1           Consent of Arthur Andersen LLP

     23.2           Consent of Foley, Hoag & Eliot LLP (included in Exhibit 5.1)

     24.1           Power of Attorney (contained on the signature page)

----------
(1) Previously filed as an exhibit to our Current Report on Form 8-K dated March 12, 1998 (filed on March 27, 1998), and incorporated herein by reference.
(2) Previously filed as an exhibit to the Corporation's Registration Statement on Form 8-A, as amended by Amendment No. 1 thereto (filed on June 12,
     1998), and incorporated herein by reference.
(3) Previously filed as an exhibit to our Registration Statement on Form 8-A (filed on October 10, 1997), as amended by Amendment No. 1 thereto (filed on June 12, 1998), and incorporated herein by reference.
(4) Previously filed as an exhibit to the Corporation's Registration Statement on Form S-8 (Registration No. 333-11651) filed on September 9, 1996, and incorporated herein by reference.